Exhibit 10.7

Confirmation Letter

Duowan Entertainment Information Technology (Beijing) Company (“Beijing Duowan”) and Guangzhou Huaduo Network Technology Company Limited (“Guangzhou Huaduo”) have entered into an Exclusive Business Cooperation Agreement (the “Original Agreement”) on August 12, 2008. According to Section 2 of the Original Agreement, both parties confirm the fee rate and payment of services as follows:

1. Fee rate of services: Guangzhou Huaduo shall, according to the Original Agreement, pay services fees to Beijing Duowan at the rate of not more than 100% of Guangzhou Huaduo’s annual audited net income of each year.

2. Payment time: The time of paying services fees above shall be determined by Beijing Duowan according to actual situation. Guangzhou Huaduo shall arrange payment after receiving written notice from Beijing Duowan.

3. This confirmation letter shall prevail should there be any inconsistency between the Original Agreement and this confirmation letter.

Party A: Duowan Entertainment Information Technology (Beijing) Company (Seal)

Signature: /s/ Xueling Li

Name: Xueling Li

Position: Legal Representative/Authorized Representative

Party B: Guangzhou Huaduo Network Technology Company Limited (Seal)

Signature: /s/ Xueling Li

Name: Xueling Li

Position: Legal Representative/Authorized Representative

Date: November 10, 2011

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